UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2021

ACE Convergence Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39406 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

1013 Centre Road, Suite 403S Wilmington, DE (Address of principal executive offices)	19805 (Zip Code)

(302) 633-2102
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Warrant to purchase one Class A ordinary share	ACEVU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	ACEV	The Nasdaq Stock Market LLC
Warrants to purchase Class A ordinary shares	ACEVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

ACE Convergence Acquisition Corp. (“ACE”) is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On January 7, 2021, ACE entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ACE Convergence Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of ACE (“Merger Sub”), and Achronix Semiconductor Corporation, a Delaware corporation (“Achronix”).

Pursuant to the Merger Agreement, and subject to the approval of ACE's shareholders, among other things: (i) prior to the closing of the business combination contemplated by the Merger Agreement (the “Closing”), ACE shall domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended, and the Cayman Islands Companies Law (2020 Revision) (the "Domestication"), (ii) at the Closing, upon the terms and subject to the conditions of the Merger Agreement, in accordance with the DGCL, Merger Sub will merge with and into Achronix, the separate corporate existence of Merger Sub will cease and Achronix will be the surviving corporation and a wholly owned subsidiary of ACE (the "Merger"), (iii) upon consummation of the Merger, all of the equity interests of Achronix will be converted into the right to receive shares of common stock, par value $0.001 per share, of ACE (after its Domestication as a corporation incorporated in the State of Delaware) ("ACE Common Stock") and cash and (iv) upon the effective time of the Merger, ACE shall immediately be renamed "Achronix Semiconductor Corporation". The Closing is subject to the satisfaction or waiver of certain closing conditions contained in the Merger Agreement.

On January 7, 2021, concurrently with the execution of the Merger Agreement, ACE also announced that it entered into subscription agreements (the "Subscription Agreements") with certain investors (collectively, the "PIPE Investors") pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 15,000,000 shares of ACE Common Stock for an aggregate purchase price equal to $150,000,000 (the "PIPE Investment"), a portion of which is expected to be funded by one or more affiliates of ACE Convergence Acquisition LLC, ACE's sponsor (the "Sponsor"). The PIPE Investment will be consummated substantially concurrently with the Closing, subject to the terms and conditions contemplated by the Subscription Agreements.

On January 7, 2021, concurrently with the execution of the Merger Agreement, certain affiliates of the Sponsor (the “Backstop Investor”) entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with ACE, pursuant to, and on the terms and subject to the conditions on which, the Backstop Investor has committed to purchase, following the Domestication and prior to the Closing, shares of ACE’s common stock, par value $0.001 per share, as such shares will exist as common stock following the Domestication, in a private placement for a purchase price of $10.00 per share to backstop certain redemptions by ACE shareholders.

On January 7, 2021, ACE also announced entry into a Support Agreement (the "Sponsor Support Agreement"), by and among ACE, the Sponsor, Achronix and certain other parties thereto, pursuant to which the Sponsor and each director and officer of ACE agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement. In addition, ACE has entered into a Support Agreement (the "Company Support Agreement") by and among ACE, Achronix and certain stockholders of Achronix (the "Key Stockholders"), pursuant to which the Key Stockholders have agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Company Support Agreement.

A copy of the Merger Agreement, the form of the Subscription Agreements, the form of the Backstop Subscription Agreement, the Sponsor Support Agreement and the Company Support Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and the foregoing description of each of the Merger Agreement, Subscription Agreements, Backstop Subscription Agreement, Sponsor Support Agreement and Company Support Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of ACE Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 7, 2021, ACE and Achronix issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation dated January 7, 2021, for use by ACE in meetings with certain of its stockholders as well as other persons with respect to ACE’s proposed transaction with Achronix, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.3 and incorporated herein by reference is the transcript from a call on January 7, 2021, between ACE and certain of its stockholders to discuss the business combination.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ACE under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Achronix and ACE. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. All statements, other than statements of present or historical fact included in this press release, regarding ACE’s proposed acquisition of Achronix and ACE’s ability to consummate the proposed transaction, among others, are forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of ACE’s securities, the risk that the transaction may not be completed by ACE’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACE, the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of ACE, the satisfaction of the minimum Trust Account amount following redemptions by ACE’s public shareholders and the receipt of certain governmental and regulatory approvals, the lack of a third party valuation in determining whether or not to pursue the proposed transaction, the inability to complete the PIPE Investment, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the effect of the announcement or pendency of the transaction on Achronix’s business relationships, operating results, and business generally, risks that the proposed transaction disrupts current plans and operations of Achronix, the outcome of any legal proceedings that may be instituted against Achronix or against ACE related to the Merger Agreement or the proposed transaction, the ability to maintain the listing of ACE’s securities on a national securities exchange, changes in the competitive and regulated industries in which Achronix operates, variations in operating performance across competitors, changes in laws and regulations affecting Achronix’s business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, failure to realize the anticipated benefits of the proposed transaction, risks relating to the uncertainty of the projected financial information with respect to Achronix, risks related to the rollout of Achronix’s business and the timing of expected business milestones, the effects of competition on Achronix’s business, the effects of the cyclical nature of the semiconductor industry on Achronix’s business, risks related to Achronix’s customer concentration, the risks to Achronix’s business if internal processes and information technology systems are not properly maintained, risks associated with Achronix’s operational dependence on independent contractors and third parties, risks associated with Achronix’s reliance on certain suppliers for, among other things, silicon wafers, risks and uncertainties related to Achronix’s international operations, including possible restrictions on cross-border investments which could harm Achronix’s financial position, and risks associated with Achronix’s ability to develop new products and adapt to new markets. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ACE’s registration on Form S-1, as amended (File No. 333-239716), the registration statement on Form S-4 discussed above and other documents filed by ACE from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither ACE nor Achronix presently know, or that ACE or Achronix currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. ACE and Achronix anticipate that subsequent events and developments will cause ACE’s and Achronix’s assessments to change. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements as predictions of future events, and Achronix and ACE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Neither Achronix nor ACE gives any assurance that either Achronix or ACE, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Achronix and ACE. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. ACE intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of ACE, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all ACE shareholders. ACE also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of ACE are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACE through the website maintained by the SEC at www.sec.gov.

The documents filed by ACE with the SEC also may be obtained free of charge at ACE’s website at http://acev.io or upon written request to 1013 Centre Road, Suite 403S, Wilmington, DE 19805.

Participants in Solicitation

ACE and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ACE’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ACE, the combined company or Achronix, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated as of January 7, 2021.
99.2	Investor Presentation, dated as of January 7, 2021.
99.3	Transcript of Recorded Investor Presentation, dated as of January 7, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Convergence Acquisition Corp.
Date: January 7, 2021
	By:	/s/ Behrooz Abdi
Name: Behrooz Abdi
Title: Chief Executive Officer